Exhibit 10.1


March 7, 2005

Barry Rothman, President
Eline Entertainment Group, Inc.
8905 Kingston Pike
Suite 313
Knoxville, Tennessee 37923

Re: Exchange Offer

Dear Mr. Rothman:

Yucatan Holding Company hereby offers to assign to Eline Entertainment Group, Inc. (the "Company") 9,000,000 shares of Company common stock and 180,000 shares of Company Series B Convertible Preferred Stock in exchange for 250,000 shares of Series A Convertible Preferred Stock of the Company with (the "Series A Preferred Stock"), which Series A Preferred Stock shall have the preferences and relative and other rights, and the qualifications, limitations or restrictions thereof identical to the Company's Series B Convertible Preferred Stock (the "Exchange Offer").

The Series A Preferred Stock which will be received in the Exchange Offer will be subject to the Investment Letter below.

Please indicate your acceptance of the Exchange Offer by signing a copy hereof where indicated below and returning to the undersigned whereupon this letter will become a legally binding agreement to complete the Exchange Offer as set forth herein. The undersigned will, upon request, execute any additional documents deemed by the Company necessary or desirable to complete the Exchange Offer.

Yours very truly,

YUCATAN HOLDING COMPANY

By:  /s/ Jayme Dorrough
     ------------------
     Jayme Dorrough


The Exchange Offer is hereby accepted:

ELINE ENTERTAINMENT GROUP, INC.

By:  /s/ Barry A. Rothman
     --------------------
     Barry Rothman, President

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                                INVESTMENT LETTER

YUCATAN HOLDING COMPANY, IN ORDER TO INDUCE ELINE ENTERTAINMENT GROUP, INC. ("THE COMPANY") TO ACCEPT THE EXCHANGE OFFER AND ISSUE ITS SERIES A CONVERTIBLE PREFERRED STOCK IN THE EXCHANGE OFFER, HEREBY REPRESENTS TO THE COMPANY THAT (1) THE SHARES OF THE PREFERRED STOCK (THE "SHARES") WHICH ARE BEING ACQUIRED BY YUCATAN HOLDING COMPANY IN THE EXCHANGE OFFER ARE BEING ACQUIRED FOR ITS OWN ACCOUNT AND FOR INVESTMENT AND NOT WITH A VIEW TO THE PUBLIC RESALE OR DISTRIBUTION THEREOF; (2) YUCATAN HOLDING COMPANY WILL NOT SELL, TRANSFER, OR OTHERWISE DISPOSE OF THE SECURITIES EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"); AND (3) YUCATAN HOLDING COMPANY IS AWARE THAT THE SECURITIES ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 OR THE GENERAL RULES AND REGULATIONS UNDER THE ACT.

YUCATAN HOLDING COMPANY FURTHER ACKNOWLEDGES HAVING BEEN OFFERED THE OPPORTUNITY TO EXAMINE THE BOOKS AND RECORDS OF THE COMPANY AND IS MAKING THE EXCHANGE OFFER UPON DUE CONSIDERATION OF THE FINANCIAL CONDITION AND BUSINESS OF THE COMPANY.

YUCATAN HOLDING COMPANY ACKNOWLEDGES AND UNDERSTANDS THAT THE SHARES ARE UNREGISTERED AND MUST BE HELD INDEFINITELY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

ONLY THE COMPANY MAY REGISTER ITS SECURITIES UNDER THE ACT. FURTHERMORE, THE COMPANY HAS NOT MADE ANY REPRESENTATIONS, WARRANTIES OR COVENANTS TO YUCATAN HOLDING COMPANY REGARDING THE REGISTRATION OF THE SHARES.

ANY AND ALL CERTIFICATES REPRESENTING THE SHARES, AND ANY AND ALL SECURITIES ISSUED IN REPLACEMENT THEREOF OR IN EXCHANGE OR CONVERSION THEREFORE, SHALL BEAR AN INVESTMENT LEGEND AND TRANSFER SHALL BE RESTRICTED PENDING COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

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